UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                          ----------------------------

                                September 9, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

    Virginia                               0-9881               54-1162807
    (State or other jurisdiction of     (Commission          (I.R.S. Employer
    incorporation or organization)      File Number)      Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                      22824
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 8.01                         Other Events.

The following news release is being filed pursuant to Item 8.01 of Form 8-K

NEWS RELEASE

For further information, please contact Nancy Stadler at 540.984.5342.

Dave Lasier Joins Shentel to Head Wireless Broadband Initiative

EDINBURG, VA, (September 9, 2005) - Dave Lasier has joined Shenandoah Telecommunications Company (Shentel; NASDAQ: SHEN) as vice president to head its Wireless Broadband Group. In this new position, Lasier will direct market development and sales efforts for the Company's wireless broadband products and services. The Company plans to aggressively move forward with its initiative to build and market wireless broadband to customers in selected markets in the Mid-Atlantic and southeastern United States.

"Offering wireless broadband will allow us to compete in this fast growing segment offering an alternative to the local telephone and cable companies," says Shentel president Christopher French. "With the many years of telecom experience that Dave possesses and the last several focused exclusively on wireless broadband, we feel confident of a quick start." French adds, "We expect wireless broadband to be an important Shentel business segment going forward and an integral part of our growth strategy."

Prior to joining Shentel, Lasier was chief executive officer and president of Broadband Metro Communications, a wireless broadband communications company providing services in the southeastern United States. Previous to Broadband Metro Communications, he was founder and CEO of ClearSKY Networks, now Airimba Wireless Inc. In addition, Lasier was also founder and CEO of Telecom Wireless Solutions as well as CEO of Blue Sky Communications, Inc. - both out of Alpharetta, Georgia. He has also held positions with Motorola and BellSouth Enterprises. Lasier received a B.S. degree in Business Management from Bradley University in 1978, a B.S. degree in Thermodynamic and Energy Conversion Engineering from the University of Illinois in 1982 and in 1990 received his MBA from Lake Forest Graduate School of Management.

Shenandoah Telecommunications

Shenandoah Telecommunications Company is a holding company that provides a broad range of telecommunications services through its operating subsidiaries. The Company is traded on the NASDAQ National Market under the symbol "SHEN." The Company's operating subsidiaries provide local and long distance telephone, Internet and data services, cable television, wireless voice and data services, alarm monitoring, and telecommunications equipment, along with many other associated solutions in the Mid-Atlantic and southeastern United States. For more information, visit www.shentel.com

                                    * * * * *


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

This release contains forward-looking statements that are subject to various risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen factors. A discussion of factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in the Company filings with the SEC. Those factors may include changes in general economic conditions, increases in costs and other competitive factors.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         SHENANDOAH TELECOMMUNICATIONS COMPANY
                         (Registrant)


                         September 9, 2005  /s/ Earle A. MacKenzie
                                            ------------------------------------
                                            Earle A. MacKenzie
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Duly Authorized Officer and
                                            Principal Financial Officer)


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